Ex.  10.1


1


          CORPORATE  CONSULTING  AGREEMENT


THIS AGREEMENT ("AGREEMENT") DATED FEBRUARY 6, 2004 IS BY AND BETWEEN XTREME COPMANIES, INC.. (THE "COMPANY"), A NEVADA CORPORATION THEODORE J. SMITH, JR.. (THE "CONSULTANT"), A MASSACHUSETTS RESIDENT.

WHEREAS, the Company is a publicly traded company engaged in the business of the development and commercialization of the fire rescue boats (the "Business");

WHEREAS, Consultant has unique experience, knowledge and skills for filing of required SEC documents in proper EDGAR format.

WHEREAS, the Company desires to obtain the benefits of Consultant's experience and know-how in connection with their public filings, and accordingly, the Company has offered to engage Consultant to render services to the Company on the terms and conditions hereinafter set forth;

WHEREAS, Consultant desires to accept such engagement upon such terms and conditions hereinafter set forth.

NOWTHEREFORE  in  consideration  of the foregoing, the parties agree as follows:

SECTION  1.               SERVICES  RENDERED
                          ------------------

Consultant shall (i) review, transfers and submit to the SEC all filings in proper EDGAR recognized format on behalf of the Company and (ii) assist which any reviews and/or revisions of those documents before filing and complete all filings for the term of this agreement.
SECTION  2.               COMPENSATION
                          ------------

For services rendered under Section 1, Consultant shall be paid the following, by the Company:

(a) CONSULTING FEES. In consideration for the availability of Consultant during the term hereunder and the services rendered pursuant to this Agreement, promptly upon execution of this Agreement, the Company will issue to Consultant as payment 150,000 (one hundred fifty thousand) fully paid and non-assessable shares of Common Stock of the Company (the "Shares").

(b) REGISTRATION. The Shares issued hereunder shall be promptly registered under an S-8 Registration Statement.

SECTION  3.               RELATIONSHIP  OF  PARTIES
                          -------------------------

     This Agreement shall not constitute an employer-employee relationship. It is the intention of each party that Consultant shall be an independent contractor and not an employee of the

________     _________
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Company.  The  Company  shall not withhold any amounts therefrom as U.S. federal or state income tax withholding, or as employee contribution to Social Security or any other employer withholding applicable under state or federal law.

SECTION  4.               TERM
                          ----

     The term of this Agreement shall be six months commencing on the date and year first above written.

SECTION  5.               TERMINATION
                          -----------

This Agreement may be terminated by either party with or without cause with thirty days prior written notice given by the terminating party. Termination of the Agreement does not relieve the Company of its obligation to remunerate Consultant pursuant to this Agreement, and the Shares issued to Consultant upon execution of this Agreement shall be non-refundable. Upon termination, any outstanding remuneration due Consultant for services rendered shall be paid within 3 (three) business days following termination.

SECTION  6.               INDEMNIFICATION
                          ---------------

     (a) In consideration of Consultant' execution and delivery of the this Agreement, the Company shall defend, protect, indemnify and hold harmless Consultant and all of its officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "CONSULTANT INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "CONSULTANT INDEMNIFIED LIABILITIES'), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby,
(iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Consultant Indemnified Liabilities which is permissible under applicable law. The indemnity provisions contained herein shall be in addition to any cause of action or similar rights Consultant may have, and any liabilities Consultant may be subject to.

     (b) In consideration of the Company's execution and delivery of the this Agreement, Consultant shall defend, protect, indemnify and hold harmless the Company and all of its subsidiaries, shareholders, officers, directors and employees and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "COMPANY INDEMNITEES") from and against any and all actions, causes of action, suits,
claims,  losses,  ________     _________
   KR                TJS
costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Company Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "COMPANY INDEMNIFIED LIABILITIES'), incurred by any the Company Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by Consultant in the Agreement or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of Consultant contained in the Agreement or any other certificate, instrument or document contemplated hereby or thereby,
(iii)  any  cause  of action, suit or claim brought or made against such Company
Indemnitee by a third party and arising out of or resulting from the Consultant's gross negligence or willful misconduct. To the extent that the foregoing undertaking by Consultant may be unenforceable for any reason, Consultant shall make the maximum contribution to the payment and satisfaction of each of the Company Indemnified Liabilities which is permissible under applicable law. The indemnity provisions contained herein shall be in addition to any cause of action or similar rights the Company may have, and any liabilities the Company may be subject to.

     (c)     Indemnification  Procedure.  Any  party entitled to indemnification
              -------------------------
under this Section (an "INDEMNIFIED PARTY") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of counsel to the indemnified party a conflict of interest between it and the indemnifying party may exist with respect to such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty
(30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any settlement negotiations or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Section to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not
include,  as  an  ________     _________
   KR                TJS
unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this Section shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, within ten
(10) Business Days of written notice thereof to the indemnifying party so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to.

SECTION  8.               GOVERNING  LAW
                          --------------

     This Agreement shall be governed by the laws of the state of Massachusetts, without regard to the conflict of law rules of such state. Any controversy, claim or dispute arising out of this Agreement, shall settled by binding arbitration in the County of Suffolk, MA in accordance with the rules of the American Arbitration Association there in effect, except that the parties thereto shall have any right to discovery as would permitted by the Federal Rules of Civil Procedure. The prevailing Party shall be entitled to reimbursement of actual costs and attorney's fees from the arbitration and the decision of the Arbitrator(s) shall be final.

SECTION  9               ASSIGNABILITY.
                         -------------

     This Agreement and the rights and obligations of the parties hereto shall bind and inure to the benefit of Consultant and its legal representatives and heirs and the Company and any successor or successors of the Company by reorganization, merger, or consolidation and any assignee of all or substantially all of its business and properties, but, except as to any such legal representatives or heirs of Consultant or successor or assignee of the Company, neither this Agreement nor any rights or benefits hereunder may be assigned by the Company or the Consultant. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

SECTION  10.               ENTIRE  AGREEMENT
                           -----------------

     This Agreement constitutes the entire agreement of the Company and the Consultant as to the subject matter hereof, superseding all prior written and prior or contemporaneous oral understanding or agreements, including any previous agreements, or understandings with respect to the subject matter covered in this Agreement. This Agreement may not be modified or amended, nor may any right be waived, except by a writing which expressly refers to this Agreement, states that it is intended to be a modification, amendment, or waiver and is signed by both parties in the case of a modification or amendment or by the party granting the waiver. No course of conduct or dealing between the parties and no custom or trade usage shall be relied upon to vary the terms of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

________     _________
   KR           TJS


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.





               Xtreme  Companies,  Inc.

              /s/ Kevin Ryan
               --------------------------------
               By:     Kevin  Ryan
                    CEO


               Consultant

               /s/ Theodore J. Smith, Jr.
             -----------------------------------
               By:     Theodore  J.  Smith,  Jr.